                                                                   EXHIBIT 21.1



                         BROOKS FIBER PROPERTIES, INC.
                              AND ITS SUBSIDIARIES



NAME OF CORPORATION                                 DOMESTIC              FOREIGN
-------------------                                 --------              -------
ALD Communications, Inc.                            California            Arizona
                                                                          Florida
                                                                          Illinois
                                                                          Maryland
                                                                          Michigan
                                                                          Minnesota
                                                                          Missouri
                                                                          New York
                                                                          Oregon
                                                                          Texas
                                                                          Washington

Bittel Telecommunications Corporation               California            Arizona
                                                                          California
                                                                          D.C.
                                                                          Florida
                                                                          Georgia
                                                                          Hawaii
                                                                          Illinois
                                                                          Kansas
                                                                          Maine
                                                                          Maryland
                                                                          Michigan
                                                                          Missouri
                                                                          Nevada
                                                                          New Jersey
                                                                          New York
                                                                          Oklahoma
                                                                          Oregon
                                                                          Texas
                                                                          Utah
                                                                          Washington

Brooks Fiber Properties, Inc.                       Delaware              California
                                                                          Missouri

BFC Communications, Inc.                            Nevada                California
                                                                          Missouri

Brooks Fiber Communications-LD, Inc.                Nevada                California
                                                                          Missouri

Brooks Fiber Communications-Midwest, Inc.           Delaware              Missouri

Brooks Fiber Communications-Northeast, Inc.         Delaware              Missouri

Brooks Fiber Communications of Arkansas, Inc.       Delaware              Missouri
                                                                          Arkansas

Brooks Fiber Communications of Bakersfield, Inc.    Delaware              Missouri
                                                                          California

Brooks Fiber Communications of California, Inc.     Delaware              Missouri

Brooks Fiber Communications of Connecticut, Inc.    Delaware              Missouri
                                                                          Connecticut

Brooks Fiber Communications of El Paso, Inc.        Delaware              Missouri
                                                                          Texas

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
NAME OF CORPORATION                                 DOMESTIC              FOREIGN
-------------------                                 --------              -------

Brooks Fiber Communications of Fresno, Inc.         Delaware              Missouri
                                                                          California

Brooks Fiber Communications of Massachusetts, Inc.  Delaware              Missouri
                                                                          Massachusetts

Brooks Fiber Communications of Michigan, Inc.       Michigan              Missouri

Brooks Fiber Communications of Mississippi, Inc.    Delaware              Missouri
                                                                          Mississippi

Brooks Fiber Communications of Missouri, Inc.       Delaware              Kansas
                                                                          Missouri

Brooks Fiber Communications of Nevada, Inc.         Delaware              Missouri
                                                                          Nevada

Brooks Fiber Communications of New England, Inc.    Delaware              Missouri

Brooks Fiber Communications of New Mexico, Inc.     Delaware              Missouri
                                                                          New Mexico

Brooks Fiber Communications of New York, Inc.       Delaware              Missouri
                                                                          New York

Brooks Fiber Communications of Ohio, Inc.           Delaware              Missouri
                                                                          Ohio

Brooks Fiber Communications of Oklahoma, Inc.       Delaware              Missouri
                                                                          Oklahoma

Brooks Fiber Communications of Rhode Island, Inc.   Delaware              Missouri
                                                                          Rhode Island

Brooks Fiber Communications of Sacramento, Inc.     Nevada                Missouri
                                                                          California

Brooks Fiber Communications of San Jose, Inc.       Nevada                Missouri
                                                                          California

Brooks Fiber Communications of Stockton, Inc.       Delaware              Missouri
                                                                          California

Brooks Fiber Communications of Tennessee, Inc.      Delaware              Missouri
                                                                          Tennessee

Brooks Fiber Communications of Tucson, Inc.         Delaware              Missouri
                                                                          Arizona

Brooks Fiber Communications of Tulsa, Inc.          Delaware              Missouri
                                                                          Oklahoma

B.T.C. Real Estate Investments, Inc.                Missouri

BTC Transportation, Inc.                            Delaware

Fibercom of Missouri, Inc.                          Missouri

GLA International, Inc.                             Missouri

J.B. Telecom, Inc.                                  Missouri

Silicon Valley Fiber, L.L.C.                        Delaware              California
                                                                          Missouri

Tenant Network Services, Inc.                       California            Missouri
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